UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2023

ALTRA INDUSTRIAL MOTION CORP.

(exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201, Braintree, MA		02184
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 917-0600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001)	AIMC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on October 26, 2022, Altra Industrial Motion Corp., a Delaware corporation (“Altra”, the “Company”, “we”, “our” or “us”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Regal Rexnord Corporation, a Wisconsin corporation (“Parent”), and Aspen Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Merger”). On November 23, 2022, Altra filed a preliminary proxy statement (the “Preliminary Proxy Statement”) with the Securities and Exchange Commission (“SEC”), and on December 14, 2022, Altra filed a definitive proxy statement (the “Proxy Statement”) with the SEC, in each case in connection with the Merger.

Since the filing of the Preliminary Proxy Statement, four complaints have been filed in federal courts in New York and Delaware by purported Altra stockholders against Altra and members of the Altra board of directors in connection with the Merger: Shiva Stein v. Altra Industrial Motion Corp., et al., Case No. 1:22-cv-10063 (filed November 28, 2022) (S.D.N.Y.);Ryan O'Dell v. Altra Industrial Motion Corp., et al., Case No. 1:22-cv-10132 (filed November 29, 2022) (S.D.N.Y.); Michael Kent v. Altra Industrial Motion Corp., et al., Case No. 1:22-cv-01600 (filed December 15, 2022) (D. Del.); Susan Finger v. Altra Industrial Motion Corp., et al., Case No. 1:22-cv-10635 (filed December 16, 2022) (S.D.N.Y.) (collectively, the “Stockholder Litigation”). Each of the complaints in the Stockholder Litigation alleges that, among other things, the Preliminary Proxy Statement and/or the Proxy Statement omitted certain material information in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated thereunder. Additionally, on November 30, 2022, December 1, 2022, December 1, 2022, December 16, 2022, December 21, 2022 and December 22, 2022, six purported Altra stockholders sent demand letters alleging similar insufficiencies in the disclosures in the Preliminary Proxy Statement and/or the Proxy Statement in violation of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder (such letters, the “Demand Letters” and, collectively with the Stockholder Litigation, the “Litigation Matters”). Among other remedies, the plaintiffs in the Stockholder Litigation seek orders enjoining the defendants from proceeding with the Merger, requiring the defendants to disclose certain allegedly material information that was allegedly omitted from the Preliminary Proxy Statement and/or the Proxy Statement, rescinding the Merger in the event that it is consummated or granting rescissory damages, accounting to the plaintiffs for all damages they suffered as a result of the alleged wrongdoing, awarding costs, including attorneys’ and expert fees and expenses, and granting such other and further relief as the court may deem just and proper. In addition, the purported Altra stockholders in the Demand Letters demand that Altra and members of the Altra board of directors issue corrective disclosures to cure the alleged deficiencies in the Preliminary Proxy Statement and/or the Proxy Statement disclosures prior to the anticipated stockholder vote on the Merger.

Altra believes that the claims asserted in the Litigation Matters are without merit and no additional disclosures are required under applicable laws. However, in order to avoid the risk of the Litigation Matters delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Altra has determined to voluntarily make the following supplemental disclosures to the Proxy Statement, as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Altra specifically denies all allegations in the Litigation Matters that any additional disclosure was or is required.

These supplemental disclosures will not change the consideration to be paid to Altra stockholders in connection with the Merger or the timing of the special meeting of Altra stockholders (the “Special Meeting”) to be held virtually via live webcast on January 17, 2023, beginning at 9:00 a.m. Eastern Time. The Special Meeting can be accessed by visiting www.virtualshareholdermeeting.com/AIMC2023SM. The Altra board of directors continues to unanimously recommend that you vote “FOR” the proposals to be voted on at the Special Meeting described in the Proxy Statement.

Supplemental Disclosures to the Proxy Statement in Connection with the Litigation Matters

The following disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. All page references are to the Proxy Statement and terms used below, unless otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.

The disclosure in the section entitled “Proposal 1: Adoption Of The Merger Agreement—Opinion of Goldman Sachs”, beginning on page 46 of the Proxy Statement, is hereby amended as follows:

The first full paragraph on page 49 is amended and supplemented as follows (with new text underlined and in bold):

Goldman Sachs derived ranges of illustrative enterprise values for the Company by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for the Company the adjusted net debt of $847 million and tax-effected underfunded pension liability of $18 million of the Company as of September 30, 2022, as provided by and approved for Goldman Sachs’ use by the management of the Company to derive a range of illustrative equity values for the Company. Goldman Sachs then divided the range of illustrative equity values it derived by the corresponding number of fully diluted outstanding Shares as of September 30, 2022, the range of which was 66.0 million to 66.1 million, calculated using the treasury stock method using information provided by and approved for Goldman Sachs’ use by the management of the Company to derive a range of illustrative present values per share ranging from $48 to $64 per Share, rounded to the nearest dollar.

The second full paragraph on page 49 is amended and supplemented as follows (with new text underlined and in bold):

Illustrative Present Value of Future Share Price Analysis. Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per Share, which is designed to provide an indication of the present value of a theoretical future value of the Company’s equity as a function of the Company’s next twelve months (“NTM”) EV/EBITDA multiples. For this analysis, Goldman Sachs used the Management Forecasts for each of the fiscal years 2023, 2024 and 2025. Goldman Sachs first calculated the implied enterprise values of the Company as of December 31 for each of the fiscal years 2023, 2024 and 2025 by applying NTM EV/EBITDA multiples of 8.0x to 11.0x to estimates of the Company’s forward adjusted EBITDA (excluding stock-based compensation expenses) for each of the fiscal years 2024, 2025 and 2026, respectively, based on the Management Forecasts. These illustrative multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical NTM EV/EBITDA multiples for the Company. Goldman Sachs then subtracted from the Company’s illustrative enterprise value the Company’s forecasted adjusted net debt of $567 million, $313 million, and $10 million, respectively, as provided by and approved for Goldman Sachs’ use by management of the Company, to derive a range of implied equity values for the Company for each of the fiscal years 2023, 2024 and 2025. Goldman Sachs then divided the results by the projected year-end number of fully diluted outstanding Shares for the fiscal years 2023, 2024 and 2025, the ranges of which were 66.4 million to 66.6 million, 66.8 million to 66.9 million and 67.1 million to 67.2 million, respectively, calculated using the treasury stock method based on information provided by and approved for Goldman Sachs’ use by the management of the Company, to derive a range of implied future Share prices excluding dividends. Goldman Sachs then discounted the resulting implied future Share prices excluding dividends for December 31, 2023, 2024 and 2025 to present value as of September 30, 2022, using an illustrative discount rate of 12.6%, reflecting an estimate of the Company’s cost of equity. Goldman Sachs derived such discount rate by application of the CAPM, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. Goldman Sachs then assessed the forecasted number of cumulative dividends per Share, as provided by and approved for Goldman Sachs’ use by the management of the Company, and discounted to present value the amount of such dividends using the above mentioned 12.6% discount rate. Goldman Sachs added this amount to the present value of future share price excluding dividends to arrive at a range of implied present values of $42 to $64 per Share, rounded to the nearest dollar.

The third full paragraph on page 49, and first and second full paragraphs on page 50 are amended and supplemented as follows (with new text underlined and in bold, and deleted text marked with a strikethrough):

Selected Transactions Analysis. Goldman Sachs analyzed certain information relating to the following selected transactions in the motion control industry since 2013.

For each of the selected transactions where information was publicly available, Goldman Sachs calculated and compared the implied EV/LTM EBITDA multiple of the applicable target company based on the total consideration paid in the transaction as a multiple of the target company’s LTM EBITDA based on publicly available information at the time each selected transaction was announced. While none of the ~~target~~ companies ~~that participated~~ in the selected transactions are directly comparable to the Company, the target companies that participated in the selected transactions are companies with operations, results, market sizes and product profiles that, for the purposes of analysis, may be considered similar to certain of the Company’s operations, results, market size and product profile.

The following table presents the results of this analysis:

Selected Precedent Transactions

Announcement Date	Acquiror	Target	EV/LTM EBITDA	Enterprise Value (in billions) ($)
July 2021	RBC Bearings Incorporated	ABB Ltd.’s DODGE Mechanical Power Transmission Business	16.7x	2.9
February 2021	Regal Beloit Corporation	Rexnord Corporation’s Process & Motion Control Segment	14.2x	3.7

January 2020	Danfoss	Eaton’s Hydraulics Business	13.2x	3.3
March 2018	Altra Industrial Motion Corp.	Fortive Corporation’s Automation & Specialty Platform	13.6x	3.0
August 2016	Nidec Corporation	Emerson Electric Co.’s Motors, Drives and Electric Power Generation Businesses	6.9x	1.2
March 2015	RBC Bearings Incorporated	Dover Corporation’s Sargent Aerospace & Defense Business	13.3x	0.5
December 2014	Regal Beloit Corporation	Emerson Electric Co.’s Power Transmission Solutions Business	11.8x	1.4
April 2014	Blackstone	Gates Corporation	9.6x	5.4
September 2013	SKF	Kaydon Corporation	12.7x	1.3
Median			13.2x

The disclosure in the section entitled “Proposal 1: Adoption Of The Merger Agreement—Certain Financial Forecasts”, beginning on page 52 of the Proxy Statement, is hereby amended as follows:

The following is inserted as a new paragraph after the second sentence of the section:

The following table summarizes the preliminary non-public, unaudited prospective financial information provided by senior management of the Company to Goldman Sachs for purposes of the preliminary financial analysis that it presented to the Board on September 8th, 2022:

Preliminary Management Forecasts

Fiscal Year Ending December 31

(Amounts in $Millions)

	Q3 - Q4 2022E	2023E	2024E	2025E	2026E
Revenue	$950	$2,003	$2,103	$2,208	$2,307
Adj. EBITDA(1)	199	427	476	524	567
Unlevered Free Cash Flow(2)	139	288	315	351	385

(1)
“Adj. EBITDA” is defined as earnings before interest, taxes, depreciation, acquisition-related amortization, acquisition-related costs, restructuring costs, stock-based compensation, asset impairment and other income or charges that management does not consider to be directly related to the Company’s core operating performance. Adj. EBITDA is a non-GAAP financial measure and should not be considered as an alternative to net income or operating income as a measure of operating performance or cash flows or as a measure of liquidity.
(2)
“Unlevered Free Cash Flow” is defined as Adj. EBITDA less unlevered taxes, less capital expenditures less (plus) increase (decrease) in net working capital, less stock-based compensation, plus deferred taxes. Unlevered Free Cash Flow is a non-GAAP financial measure and should not be considered as an alternative to net income or operating income as a measure of operating performance or cash flows or as a measure of liquidity.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Altra intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions, which reflect Altra’s current estimates, expectations and projections about Altra’s future results, performance, prospects and opportunities. Forward-looking statements include, among other things, the information concerning Altra’s possible future results of operations including revenue, costs of goods sold, gross margin, future profitability, future economic improvement, business and growth strategies, financing plans, expected leverage levels, Altra’s competitive position and the effects of competition, the projected growth of the industries in which we operate, Altra’s ability to consummate the Merger and other strategic transactions on the expected timeline or at all and Altra’s expectations regarding the Special Meeting. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “plan”, “may”, “project”, “should”, “will”, “would”, and similar expressions or variations. These forward-looking statements are based upon information currently available to Altra and are subject to a number of risks, uncertainties, and other factors that could cause Altra’s actual results, performance, prospects, or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•
the Merger may not be completed in a timely manner or at all, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Altra or the expected benefits of the Merger or that the approval of Altra stockholders is not obtained;
•
the ability of Parent to obtain debt financing in connection with the Merger;
•
the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals);
•
the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances which would require Altra to pay a termination fee or other expenses;
•
the effect of the announcement or pendency of the Merger on Altra’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers, distributors and others with whom it does business, or its operating results and business generally;
•
risks related to the Merger and related transactions diverting management’s attention from Altra’s ongoing business operations;
•
the risk that shareholder litigation in connection with the Merger may result in significant costs of defense, indemnification and liability; and
•
other factors discussed in the “Risk Factors” and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Altra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 28, 2022, and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022, filed with the SEC on November 3, 2022 and risks that may be described in Altra’s other Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings by Altra with the SEC.

In addition to the risks described above, other unknown or unpredictable factors also could affect Altra’s results. As a result of these factors, we cannot assure you that the forward-looking statements in this communication will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication. You should read this communication and the documents that we reference in this communication completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

Participants in the Solicitation

Altra and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Altra’s stockholders in connection with the Merger. Information about the directors and executive officers of Altra is set forth in its proxy statement for its 2022 annual meeting of stockholders on Schedule 14A filed with the SEC on March 24, 2022, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 28, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials that have been or will be filed with the SEC.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the Merger, Altra filed the Proxy Statement with the SEC on December 14, 2022. This communication is not a substitute for the Proxy Statement or any other document that may be filed by Altra with the SEC. INVESTORS AND STOCKHOLDERS OF ALTRA ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER FILED WITH THE SEC

CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Any vote in respect of resolutions to be proposed at the Special Meeting to approve the Merger or other responses to the Merger should be made only on the basis of the information contained in the Proxy Statement. Stockholders will be able to obtain free copies of the documents containing important information about Altra (if and when available) through the website maintained by the SEC at http://www.sec.gov or from Altra upon written request to Altra’s Investor Relations Department, 300 Granite St., Suite 201, Braintree, MA 02184 or by calling 781-917-0527.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION CORP.

Date: January 10, 2023	By:	/S/ Carl R. Christenson
Name: Carl R. Christenson
Title: Chairman and Chief Executive Officer